EXHIBIT 99.1
                  FINAL JUDGMENT AS TO DEFENDANT CEDRIC KUSHNER

UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK
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SECURITIES AND EXCHANGE COMMISSION,                       :
                                                          :
                     Plaintiff,                           :
v.                                                        : CIVIL ACTION
                                                          : No. 04 CV 2324 (TPG)
CEDRIC KUSHNER PROMOTIONS, INC.,                          :
CEDRIC KUSHNER, JAMES DILORENZO, and                      :
STEVEN ANGEL,                                             :
                                                          :
                     Defendants.                          :
------------------------------------------:

                                 FINAL JUDGMENT
                         AS TO DEFENDANT CEDRIC KUSHNER
                         ------------------------------

     The Securities and Exchange Commission having filed a Complaint and Defendant Cedric Kushner ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

                                       I.

     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [l5 U.S.C. ss. 78j(b)] and Rule l0b-5 promulgated thereunder [17 C.F.R. ss. 240.10b-5], by using any means or instrumentality of interstate commence, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
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          (a)  to employ any device, scheme, or artifice to defraud;
          (b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
          (c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                       II.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise is permanently restrained and enjoined from violating Section 302 of the Sarbanes-Oxley Act and Exchange Act Rule 13a-14 thereto [17 C.F.R, ss. 240.13a-14].

                                      III.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED. AND DECREED that Defendant, and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from aiding and abetting any violation of Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 13a-1 and 12b-20 thereunder [17 C.F.R. ss.ss. 240.13a-1 and 240.12b-20], by knowingly providing substantial assistance to an issuer that files with the Commission any periodic report which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Exchange Act Section 13(a) [15 U.S.C. ss. 78m(a)] and the rules and regulations thereunder.

                                       IV.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from aiding and abetting any violation of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)], by knowingly providing substantial assistance to an issuer that fails to: (a) make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the issuer, as required by Exchange Act Section 13(b)(2)(A) [15 U-S.C. ss. 78m(b)(2)(A)], or (b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (2) to maintain accountability for assets, as required by Exchange Act Section 13(b)(2)(B) [l5 U.S.C. ss. 78m(b)(2)(B)].

                                       V.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from, directly or indirectly, controlling any person who violates
Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 13a-1 and 12b-20 thereunder [17 C.F.R. ss.ss. 240.13a-1 and 240.12b-20] by filing with the Commission any periodic report which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Exchange Act Section 13(a) [15 U.S.C. ss. 78m(a)] and the rules and regulations thereunder, unless Defendant acts in good faith and does not directly or indirectly induce the act or acts constituting the violation.



                                       VI.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from, directly or indirectly, controlling any person who violates Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [l5 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)] by failing to: (a) make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the issuer, as required by Exchange Act Section 13(b)(2)(A) [15 U.S.C. ss. 78m(b)(2)(A)], or (b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (2) to maintain accountability for assets, as required by Exchange Act Section 13(b)(2)(B) [15 U.S.C. ss. 78m(b)(2)(B)], unless Defendant acts in good faith and does not directly or indirectly induce the act or acts constituting the violation.

                                      VII.

     IT IS HEREBY  FURTHER  ORDERED,  ADJUDGED,  AND DECREED  that,  pursuant to
Section 21(d)(2) of the Exchange Act [15 U.S.C. ss. 78u(d)(2)], Defendant is permanently prohibited from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. ss. 781) or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. ss. 78o(d)].

                                      VIII.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall pay a civil penalty in the amount of $60,000.00 pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. ss. 78u(d)(3)]. Defendant shall make this payment within ten (10) business days after entry of this Final Judgment by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission. The payment shall be delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia 22312, and shall be accompanied by a letter identifying Cedric Kushner as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant shall pay post judgment interest on any delinquent amounts pursuant to 28 U.S.C. ss. 1961.

                                       IX.

     IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

                                       X.

     IT IS HERESY FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

                                       Xl.

     There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.


Dated: November 30, 2005                    /s/ Thomas P. Griesa
                                            --------------------
                                            UNITED STATES DISTRICT JUDGE